Exhibit 10.2

2005 LONG TERM INCENTIVE PLAN AWARD
Restricted Stock Award

RESTRICTED STOCK AWARD

Date of Grant:	Vesting Date:*

Vesting Achievement Date:*	(Date by which performance objectives described in attachment must be achieved)

Shares Awarded:	Value on Date of Grant:

The award shown in this statement is nontransferable and is subject to the terms and conditions of the United Technologies Corporation 2005 Long Term Incentive Plan.

PLEASE SIGN AND DATE PORTION BELOW THE PERFORATION AND RETURN IT IN ENVELOPE PROVIDED

2005 LONG TERM INCENTIVE PLAN AWARD
Restricted Stock Award

RESTRICTED STOCK AWARD

Date of Grant:	Vesting Date:*

Vesting Achievement Date:*	(Date by which performance objectives described in attachment must be achieved)

Shares Awarded:	Value on Date of Grant:

The award shown in this statement is nontransferable and is subject to the terms and conditions of the United Technologies Corporation 2005 Long Term Incentive Plan

Please sign this form and return it in the enclosed envelope to the:

PROGRAM ADMINISTRATOR – STOCK OPTIONS

UNITED TECHNOLOGIES CORPORATION

UNITED TECHNOLOGIES BUILDING, MS 504

HARTFORD, CONNECTICUT 06101

I acknowledge receipt of this Restricted Stock Award and the attached Schedule of Terms describing my Award. I accept this Award subject to such Schedule of Terms and under the United Technologies Corporation 2005 Long Term Incentive Plan.

Signed	Date

*	Applicable vesting standard is marked. If both lines are marked with an “x”, vesting occurs on earlier of vesting date or achievement of performance objectives.